FIRST AMENDMENT AGREEMENT


                  This FIRST AMENDMENT AGREEMENT ("THIS AGREEMENT"), dated as of March 20, 2007 among SMP MOTOR PRODUCTS LTD., a corporation amalgamated under the laws of Canada ("BORROWER"); the other Credit Parties signatory hereto; GE CANADA FINANCE HOLDING COMPANY, a Nova Scotia unlimited liability company (in its individual capacity, "GE FINANCE"), for itself, as Lender, and as Agent for the Secured Parties; the other Lenders signatory hereto from time to time. GE Capital Markets, Inc. shall act as Lead Arranger and Bookrunner.

RECITALS:

A. The parties hereto have entered into the Credit Agreement (the "CREDIT AGREEMENT"), dated as of December 29, 2005, pursuant to which Lenders extended term credit facilities to the Borrower of up to Seven Million US Dollars ($7,000,000) to enable the Borrower to make a loan or pay a dividend in an amount not exceeding $7,000,000 to its parent corporation, Standard Motor Products, Inc. ("PARENT"); capitalized terms used in this Agreement and not otherwise defined in this Agreement shall have the meanings ascribed to them in the Credit Agreement; and

B. The Term Loan in the aggregate principal amount of $7,000,000 was made to the Borrower under the Credit Agreement and remains outstanding thereunder; and

C. The Borrower has secured all of its obligations under the Loan Documents by granting to Agent, for the benefit of Agent and other Secured Parties, a security interest in and lien upon, all of its existing and after-acquired personal and real property; and

D. The Credit Parties other than the Borrower guaranteed the obligations of the Borrower under the Loan Documents and secured all of their obligations under the Loan Documents (including their obligations under their guarantees of the obligations of the Borrower under the Credit Agreement) by granting to Agent or the US Agent, as the case may be, for the benefit of Secured Parties, a security interest in and lien upon substantially all of their existing and after acquired personal and real property; and

E. The Borrower and the other Credit Parties have requested that the Lenders increase the term credit facilities extended to the Borrower under the Credit Agreement from Seven Million US Dollars ($7,000,000) to Twelve Million US Dollars ($12,000,000) to enable the Borrower to make an additional loan or pay an additional dividend in an amount not exceeding $5,000,000 to Parent and/or be used for working capital and other general corporate purposes of the Borrower, and the Lenders have agreed to provide such increase in the term credit facilities extended to the Borrower under the Credit Agreement on the terms and conditions set forth in this Agreement; and

F. Contemporaneously with the effectiveness of the amendments contemplated by this Agreement, the US Credit Agreement is to be amended and restated to, among other things, reduce the revolving credit facilities established thereunder from US$305,000,000 to US$263,000,000 and to provide for an optional US$50,000,000


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

accordion facility thereunder; to give effect to such reduced credit facilities and certain other changes related thereto, the US Credit Agreement is being amended and restated pursuant to an amended and restated credit agreement among the parties to the US Credit Agreement (the "AMENDED AND RESTATED US CREDIT AGREEMENT"); and

G. In order to give effect to the foregoing, the Borrower, Agent and Lenders have agreed to amend the Credit Agreement on the terms and conditions set forth herein, and the other Credit Parties have agreed to consent to the amendments contemplated by this Agreement; and

H. These Recitals shall be construed as part of this Agreement.

                  NOW THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. REFERENCES. Unless otherwise expressly stated herein, all references in this Agreement to clauses, Sections, Articles, Exhibits, Annexes and Schedules are references to clauses, Sections, Articles, Exhibits, Annexes and Schedules of or to the Credit Agreement.

2. INCREASE OF TERM LOAN COMMITMENTS. Subject to the satisfaction of the conditions set forth in Section 4 below, Lenders hereby agree to increase the Term Loan Commitments from Seven Million US Dollars ($7,000,000) to Twelve Million US Dollars ($12,000,000) to enable the Borrower to make an additional loan to the Parent or pay an additional dividend to the Parent and/or for working capital and other general corporate purposes of the Borrower, in an aggregate amount not exceeding $5,000,000.

3. AMENDMENTS TO CREDIT AGREEMENT. Subject to the satisfaction of the conditions set forth in Section 4 below, and to give effect to the increase of the Term Loan Commitments contemplated by Section 2 hereof, the Credit Agreement is hereby amended as follows:

(1) Each of the first recital of the Credit Agreement, Section 1.4 of the Credit Agreement, and the definitions of the defined terms "Commitments" and "Term Loan Commitment" in Annex A of the Credit Agreement is amended to change (A) each reference therein to "Seven Million Dollars" to "Twelve Million Dollars", and
(B) each reference therein to "$7,000,000" to "$12,000,000".

(2) Section 1.1(a) of the Credit Agreement is hereby deleted and replaced with the following:

         (a) Subject to the terms and conditions hereof, each Lender agrees to make term loans denominated in US Dollars (collectively, the "TERM LOAN") to Borrower in an aggregate principal amount equal to its Term Loan Commitment. The Borrower confirms that, on the Closing Date, the Lenders made Term Loans to the Borrower in the aggregate principal amount of $7,000,000. At any time up to the date which is one (1) Business Day prior to the Commitment Termination Date, the Borrower may borrow up to the remaining balance of the Term Loan Commitments. Any further advance of funds under the Term Loan Commitments shall be made on notice by Borrower to Agent at the address specified herein. Any such notice must be given no later than (1) noon (Toronto time) on the Business Day of the proposed advance, in the case of an Index Rate Loan, or (2) noon (Toronto time) on the date which is three (3) Business Days prior to the proposed advance, in the case of a LIBOR Loan. Each such notice (a "NOTICE OF ADVANCE") must be given in writing (by telecopy or overnight courier) substantially in the form of Exhibit 1.1(a), and shall include the information required in such Exhibit and such other information as may be reasonably required by Agent. If any Borrower desires to have advances bear interest by reference to a LIBOR Rate, Borrower must comply with Section 1.5(e). The obligations of each Lender hereunder shall be several and not joint. The Term Loan shall be evidenced by promissory notes substantially in the form of EXHIBIT 1.1 (each, a "TERM NOTE" and, collectively, the "TERM NOTES"), and, except as provided in SECTION 1.12, Borrower shall execute and deliver each Term Note to the applicable Lender. Each Term Note shall represent the obligation of Borrower to pay the amount of the applicable Lender's Term Loan Commitment, together with interest thereon as prescribed in
         SECTION 1.5.

(3) Section 1.4 of the Credit Agreement is hereby amended by deleting the "." at the end of the Section and substituting therefor "and/or for working capital and other general corporate purposes of the Borrower.".

(4) The definition of "Commitment Termination Date" in Annex A of the Credit Agreement is hereby amended by deleting "December 31, 2008" and substituting therefor "March 20, 2012".

(5) Annex J of the Credit Agreement is hereby deleted and replaced by the new Annex J attached hereto.

4. CONDITIONS PRECEDENT TO EFFECTIVENESS. This Agreement shall become effective on the date upon which each of the following conditions is satisfied:

         (a) FIRST AMENDMENT AGREEMENT. Agent shall have received this Agreement or counterparts hereof duly executed and delivered by the Borrower, each other Credit Party, the Agent and the Lenders and the representations and warranties in Section 5 hereof shall be true and correct on and as of such date.

         (b) AMENDED AND RESTATED CREDIT AGREEMENT. The Amended and Restated US Credit Agreement shall have been executed and delivered by all parties thereto and all conditions to effectiveness thereunder shall have been satisfied or waived in accordance with the conditions thereof, and the Agent shall have received a fully executed copy of the Amended and Restated US Credit Agreement.

         (c) RESOLUTION AND OPINION. Agent shall have received such documents and certificates as Agent or its counsel may reasonably request relating to the authorization of and any other legal matters relating to Borrower, the other Credit Parties, this Agreement, the transactions contemplated hereby and the Credit Agreement as amended hereby, including certified copies of the resolutions of the directors or shareholders of Borrower authorizing the execution, delivery and performance of this Agreement and an opinion of external Canadian legal counsel for the Borrower, all in form and substance satisfactory to Agent and its counsel, acting reasonably.

         (d) CLOSING FEE. Agent shall have received, for the account of and distribution to the Lenders pro rata in accordance with their respective Term Loan Commitments, a closing fee in the aggregate amount of US$18,000 in immediately available funds (which shall be fully earned and non-refundable as of the date paid).

         (e) OTHER DOCUMENTS. Agent shall have received such other documents as Agent and Lenders may reasonably request.

5. REPRESENTATIONS. Each Credit Party represents and warrants to Lenders and Agent that, as of the date hereof:

         (a) This Agreement has been duly authorized, executed and delivered by it, and this Agreement and the Credit Agreement, as amended hereby, constitutes legal, valid and binding obligations and are enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditor's rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

         (b) Upon the effectiveness of this Agreement, each Credit Party hereby confirms that the representations and warranties made by it in the Credit Agreement and the Collateral Documents are true and correct on and as of such date, except to the extent that such representation or warranty expressly relates to an earlier date.

         (c) Such Credit Party is in full compliance with its covenants in the Credit Agreement and the Collateral Documents, and no Default or Event of Default has occurred and is continuing on the date hereof after giving effect to the amendments set forth herein.

6. CREDIT AGREEMENT IN EFFECT. Except as specifically stated herein, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof and is hereby ratified and confirmed.

7. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT. After this Agreement becomes effective as provided herein, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein", "hereto", "hereby" and similar expressions, and each reference to "the Credit Agreement" and "the Agreement" in any Schedule or Annex to the Credit Agreement and, unless the context otherwise requires, any Collateral Documents shall mean and refer to the Credit Agreement, as amended by this Agreement.


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


8. CONFIRMATION OF GUARANTEES AND SECURITY. Each Credit Party other than Borrower acknowledges, confirms and agrees that the guarantee executed by such Credit Party to and in favour of Agent on behalf of the Secured Parties in support of the obligations of Borrower under the Credit Agreement and the other Loan Documents (collectively, the "GUARANTEES") remains in full force and effect, unamended and supports the repayment of the Term Loan, as increased hereunder. In addition, each Credit Party (including Borrower) acknowledges, confirms and agrees that (i) all security granted by each Credit Party to and in favour of Agent on behalf of the Secured Parties as security for the obligations of such Credit Party under the Credit Agreement (including the Guarantees) and the other Loan Documents to which it is a party (collectively, the "CREDIT PARTY SECURITY") remains in full force and effect, unamended, and the security interests, mortgages, charges, liens, assignments, transfers and pledges granted by each Credit Party in favour of Agent on behalf of the Secured Parties pursuant to the Credit Party Security continue to secure and extend to all debts, liabilities and obligations of such Credit Party to Agent and the Secured Parties (including the Guarantees), whether direct or indirect, absolute or contingent, present or future, pursuant to, arising out of, or in connection with, the Credit Agreement (as amended hereby) and the other Loan Documents to which such Credit Party is a party; and (ii) the Guarantees and the Credit Party Security are all hereby ratified and confirmed.

9. APPLICABLE LAW. This Agreement shall be construed in accordance with and governed by the laws of Ontario and the laws of Canada applicable therein.

10. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile shall be as effective as delivery of a manually executed counterpart of this Agreement.

11. EXPENSES. Borrower agrees to reimburse Agent for its out-of-pocket expenses in connection with this Agreement, including the reasonable legal fees and disbursements of Blake, Cassels & Graydon LLP, counsel for Agent.


              [BALANCE OF PAGE LEFT BLANK; SIGNATURE PAGE FOLLOWS]






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




                  IN WITNESS WHEREOF, the parties hereto have caused this First Amendment Agreement to be duly executed by their respective authorized officers as of the date first above written.


                             SMP MOTOR PRODUCTS LTD.



                             By:
                                 -----------------------------------------------
                             Name:
                             Title:



                             GE CANADA FINANCE HOLDING COMPANY,
                             as Agent and Lender


                             By:
                                 -----------------------------------------------
                                      Duly Authorized Signatory

                             BANK OF AMERICA N.A. BY ITS CANADA BRANCH


                             By:
                                 -----------------------------------------------
                             Name:
                             Title:


                             By:
                                 -----------------------------------------------
                             Name:
                             Title:



                             HSBC BANK CANADA


                             By:
                                 -----------------------------------------------
                             Name:
                             Title:

                             By:
                                 -----------------------------------------------
                             Name:
                             Title:



                             JPMORGAN CHASE BANK, N.A., TORONTO BRANCH


                             By:
                                 -----------------------------------------------
                             Name:
                             Title:


                             By:
                                 -----------------------------------------------
                             Name:
                             Title:

                             WELLS FARGO FINANCIAL CORPORATION CANADA


                             By:
                                 -----------------------------------------------
                             Name:
                             Title:


                             By:
                                 -----------------------------------------------
                             Name:
                             Title:



                             WACHOVIA CAPITAL FINANCE CANADA


                             By:
                                 -----------------------------------------------
                             Name:
                             Title:


                             By:
                                 -----------------------------------------------
                             Name:
                             Title:

The following Persons are signatories to this First Amendment Agreement in their capacity as Credit Parties and not as Borrower.


                             STANDARD MOTOR PRODUCTS, INC.


                             By:
                                 -----------------------------------------------
                             Name:
                             Title:


                             STANRIC, INC.


                             By:
                                 -----------------------------------------------
                             Name:
                             Title:


                             MARDEVCO CREDIT CORP.


                             By:
                                 -----------------------------------------------
                             Name:
                             Title:

The undersigned is a signatory to this Agreement solely in its capacity as agent on behalf of the Agent and Secured Parties hereunder under the Security Agreement dated February 7, 2003, as amended, entered into between the undersigned and the Credit Parties that are signatory thereto.


                             GENERAL ELECTRIC CAPITAL CORPORATION, as US Agent


                             By:
                                 -----------------------------------------------
                             Name:
                             Title:

                 ANNEX J (FROM ANNEX A - COMMITMENTS DEFINITION)

                                       TO

                                CREDIT AGREEMENT

Lender(s):

GE Canada Finance Holding Company                        $    4,385,542.17
HSBC Bank Canada                                         $      915,662.65
Wells Fargo Financial Corporation Canada                 $    1,204,819.28
Wachovia Capital Finance Canada                          $    1,975,903.61
Bank of America N.A. by its Canada Branch                $    2,216,867.47
JPMorgan Chase Bank N.A., Toronto Branch                 $    1,301,204.82



Term Loan Commitment:                                    $   12,000,000

                                 EXHIBIT 1.1(A)

                                       TO
                                CREDIT AGREEMENT


                           FORM OF NOTICE OF BORROWING


                                                                          [DATE]


                  Reference is made to that certain Credit Agreement dated as of December 29, 2005 by and among the undersigned, SMP MOTOR PRODUCTS LTD., a Canada corporation ("BORROWER"), the other Persons named therein as Credit Parties, GE Canada Finance Holding Company, a Nova Scotia unlimited liability company, as Agent on behalf of the Secured Parties, the other Persons party thereto from time to time as Lenders (including all annexes, exhibits and schedules thereto and as from time to time amended, restated, supplemented or otherwise modified, the "CREDIT AGREEMENT"). Capitalized terms used herein without definition are so used as defined in the Credit Agreement.

                  Borrower hereby gives irrevocable notice, pursuant to SECTION 1.1(A) of the Credit Agreement, of its request to borrow US$___________ under the Term Loan Commitments by way of [AN INDEX RATE LOAN] or [A LIBOR LOAN, HAVING A LIBOR PERIOD OF [ONE] [TWO] [THREE] MONTHS(S)].

                  Borrower hereby represents and warrants that all of the conditions contained in Section 2.2 of the Credit Agreement have been satisfied on and as of the date hereof, and will continue to be satisfied on and as of the date of the advance requested hereby, before and after giving effect thereto; and reaffirms the continuance of Agent's Liens, on behalf of the Secured Parties, pursuant to the Collateral Documents.

                  IN WITNESS WHEREOF, Borrower has caused this Notice of Borrowing be executed and delivered by its duly authorized officer as of the date first set forth above.

                             SMP MOTOR PRODUCTS LTD.


                             By:
                                ------------------------------------------------
                                      Name:    o
                                      Title:   o


                             By:
                                ------------------------------------------------
                                      Name:    o
                                      Title:   o